UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of Registrant as specified in its charter)

Bermuda

(State of Incorporation)

001-35784

(Commission File Number)

98-0691007

(I.R.S. Employer Identification No.)

7665 Corporate Center Drive Miami, Florida	33126
(Address of principal executive offices)	(Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 20, 2015, Norwegian Cruise Line Holdings Ltd. (the “Company”) held its annual general meeting of shareholders at the Sofitel Miami, 5800 Blue Lagoon Drive, Miami, Florida 33126 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2015 (the “Proxy Statement”). There were 215,119,803 ordinary shares present at the Annual Meeting in person or by proxy, which represented 93.64% of the combined voting power of ordinary shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s ordinary shares were entitled to one vote for each ordinary share held as of the close of business on March 20, 2015.

The shareholders of the Company voted on the following proposals at the Annual Meeting:

1. To elect four directors, each to serve until the 2018 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. To ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

4. To approve an amendment to the Company’s bye-laws to clarify the notice provisions under the Company’s bye-laws.

The voting results for each of these proposals are detailed below.

1. Election of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Adam M. Aron	156,059,254	55,492,145	8,739	3,559,665
Kevin Crowe	190,964,004	20,585,746	10,388	3,559,665
F. Robert Salerno	188,021,847	23,527,916	10,375	3,559,665
Walter L. Revell	207,604,740	3,944,910	10,488	3,559,665

Each of the four nominees for director was elected to serve until the 2018 annual general meeting of shareholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2. Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes
149,643,962	61,906,809	9,367	3,559,665

The shareholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

3. Ratification of Appointment of Independent Registered Certified Public Accounting Firm

For	Against	Abstain
214,794,780	322,417	2,606

There were no broker non-votes on this proposal.

The shareholders ratified the appointment of PwC as the Company’s independent registered certified public accounting firm for the year ending December 31, 2015 and the determination of PwC’s remuneration by the Audit Committee of the Board of Directors of the Company.

4. Approval of an Amendment to the Company’s Bye-laws

For	Against	Abstain	Broker Non-Votes
211,539,081	10,173	10,884	3,559,665

The shareholders approved an amendment to the Company’s bye-laws to clarify the notice provisions under the Company’s bye-laws. The full text of the bye-laws, as amended, is filed as Exhibit 3.2 to this Current Report on Form 8-K. A copy of the amendment to the bye-laws, marked to show the changes, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.2	Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd., effective as of May 20, 2015
99.1	Marked Copy of Amendment to Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 26th day of May, 2015.

NORWEGIAN CRUISE LINE HOLDINGS LTD.

By:	/s/ Daniel S. Farkas
Daniel S. Farkas
Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd., effective as of May 20, 2015
99.1	Marked Copy of Amendment to Amended and Restated Bye-Laws of Norwegian Cruise Line Holdings Ltd.